Exhibit 2.2

77904
Document processing fee
   If document is filed on paper            $150.00
   If document is filed electronically      Currently Not Available
Fees & forms/cover sheets
   are subject to change.
To file electronically, access instructions                                                                      20071003778 C
   for this form/cover sheet and other                                                                           $  300.00
   information or print copies of filed                                                                          SECRETARY OF STATE
   documents, visit WWW.SOS.STATE.CO.US                                                                          01-03-2007 13:40:24
   and select Business Center.
Paper documents must be typewritten or machine printed.                                     ABOVE SPACE FOR OFFICE USE ONLY

                                                         STATEMENT OF MERGER

                      filed pursuant to Section 7-90-301, et seq. and Section 7-90-203 Colorado Revised Statutes (C.R.S.)

1. Entity name or true name of each
   merging entity
   (other than the surviving entity)     ENTRUST FINANCIAL SERVICES, INC.
                                         -------------------------------------------------------------------------------------------
                                         (ENTER NAME EXACTLY AS IT APPEARS IN THE RECORDS OF THE SECRETARY OF STATE IF APPLICABLE)

      Form of entity                     CORPORATION
                                         -------------------------------------------------------------------------------------------

      Jurisdiction under which the
      entity was formed                  COLORADO
                                         -------------------------------------------------------------------------------------------

      ID number (if applicable)          19961146309
                                         -----------------------------

      Principal office street address:   C/O KIRK M. WARSHAW
                                         -------------------------------------------------------------------------------------------
                                                                           (STREET NAME AND NUMBER)

                                         47 SCHOOL AVENUE
                                         -------------------------------------------------------------------------------------------

                                         CHATHAM                                  NJ       07928
                                         -----------------------------------    -------    -----------------------------------------
                                                        (CITY)                  (STATE)                 (POSTAL/ZIP CODE)

                                         -----------------------------------   --------------------
                                             (PROVINCE -- IF APPLICABLE)       (COUNTRY -- IF NOT US)

      Principal office mailing address
         (if different from above)       -------------------------------------------------------------------------------------------
                                                            (STREET NAME AND NUMBER OR POST OFFICE BOX INFORMATION)

                                         -------------------------------------------------------------------------------------------

                                         -----------------------------------        -------    -------------------------------------
                                                        (CITY)                      (STATE)             (POSTAL/ZIP CODE)

                                         -----------------------------------   --------------------
                                            (PROVINCE -- IF APPLICABLE)        (COUNTRY--IF NOT US)

   Entity name or true name
   (other than the surviving entity)     -------------------------------------------------------------------------------------------
                                          (ENTER NAME EXACTLY AS IT APPEARS IN THE RECORDS OF THE SECRETARY OF STATE IF APPLICABLE)

      Form of entity                     -------------------------------------------------------------------------------------------

      Jurisdiction under which the
      entity was formed                  -------------------------------------------------------------------------------------------

      ID number (if applicable)          -----------------------------------
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MERGE                         Page 1 of 4                         Rev. 10/3/2005


      Principal office street address    -------------------------------------------------------------------------------------------
                                                                           (STREET NAME AND NUMBER)

                                         -------------------------------------------------------------------------------------------

                                         -----------------------------------   -------       --------------------------------------
                                                       (CITY)                   (STATE)                (POSTAL/ZIP CODE)

                                         -----------------------------------   ---------------------
                                            (PROVINCE -- IF APPLICABLE)        (COUNTRY -- IF NOT US)

      Principal office mailing address
        (If different from above)        -------------------------------------------------------------------------------------------
                                                            (STREET NAME AND NUMBER OR POST OFFICE BOX INFORMATION)

                                         -------------------------------------------------------------------------------------------

                                         -----------------------------------   -------       --------------------------------------
                                                       (CITY)                   (STATE)                (POSTAL/ZIP CODE)

                                         -----------------------------------   ---------------------
                                            (PROVINCE -- IF APPLICABLE)        (COUNTRY -- IF NOT US)

   Entity name or true name
   (other than the surviving entity)     -------------------------------------------------------------------------------------------
                                          (ENTER NAME EXACTLY AS IT APPEARS IN THE RECORDS OF THE SECRETARY OF STATE IF APPLICABLE)

      Form of entity                     -------------------------------------------------------------------------------------------

      Jurisdiction under which the
      entity was formed                  -------------------------------------------------------------------------------------------

      ID number (if applicable)          -----------------------------------

      Principal office street address    -------------------------------------------------------------------------------------------
                                                                           (STREET NAME AND NUMBER)

                                         -------------------------------------------------------------------------------------------

                                         -----------------------------------   -------       --------------------------------------
                                                        (CITY)                 (STATE)                   (POSTAL/ZIP CODE)

                                         -----------------------------------   ---------------------
                                              (PROVINCE -- IF APPLICABLE)      (COUNTRY -- IF NOT US)

      Principal office mailing address
        (if different from above)        -------------------------------------------------------------------------------------------
                                                           (STREET NAME AND NUMBER OR POST OFFICE BOX INFORMATION)

                                         -------------------------------------------------------------------------------------------

                                         -----------------------------------   --------       --------------------------------------
                                                       (CITY)                   (STATE)                  (POSTAL/ZIP CODE)

                                         -----------------------------------   ---------------------
                                            (PROVINCE -- IF APPLICABLE)        (COUNTRY -- IF NOT US)

    (IF THERE ARE MORE THAN THREE MERGING ENTITIES, MARK THIS BOX [ ] AND INCLUDE AN ATTACHMENT STATING THE ENTITY NAME, ID NUMBER,
    AND THE PRINCIPAL OFFICE ADDRESS OF EACH ADDITIONAL MERGING ENTITY.)

                                          ENTHRUST FINANCIAL SERVICES, INC.
2. Entity name of the surviving entity   -------------------------------------------------------------------------------------------
                                          (ENTER NAME EXACTLY AS IT APPEARS IN THE RECORDS OF THE SECRETARY OF STATE IF APPLICABLE)

      Form of entity                     CORPORATION
                                         -------------------------------------------------------------------------------------------

      Jurisdiction under which the
      entity was formed                  DELAWARE
                                         -------------------------------------------------------------------------------------------
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

      ID number (if applicable)
                                           -------------------------------

      Principal office street address      % KIRK M. WARSHAW
                                           ------------------------------------------------------------------
                                                               (STREET NAME AND NUMBER)

                                           47 SCHOOL AVENUE
                                           ------------------------------------------------------------------

                                           CHATHAM              NJ       07928
                                           ------------------   -------  ------------------------------------
                                                 (CITY)         (STATE)            (POSTAL/ZIP CODE)

                                           ------------------------------     ---------------------
                                              (PROVINCE-IF APPLICABLE)         (COUNTRY-IF NOT US)

      Principal office mailing address     ------------------------------------------------------------------
         (If Different from above)              (STREET NAME AND NUMBER OR POST OFFICE BOX INFORMATION)

                                           ------------------------------------------------------------------

                                           --------------------    ---------------   ------------------------
                                                   (CITY)              (STATE)           (POSTAL/ZIP CODE)

                                           -------------------------------   --------------------------
                                               (PROVINCE-IF APPLICABLE)          (COUNTRY-IF NOT US)

3.    The merging entities are merged into the surviving entity.

4. If one or more of the merging entities is a registrant of a trademark described in a filed document in the records of the secretary of state, mark this box [ ] and state below the document number of each such filed document.

            Document number                ----------------------

            Document number                ----------------------

      (IF MORE THAN TWO TRADEMARKS, MARK THIS BOX [ ] AND INCLUDE AN ATTACHMENT STATING THE ADDITIONAL DOCUMENT NUMBERS.)

5. Additional information may be included. If applicable, mark this box [ ] and include an attachment stating the additional information.

6.    (OPTIONAL) Delayed effective date:   01/11/2007
                                           -------------------
                                               (MM/DD/YYYY)

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

7.    Name(s) and address(es) of the
      individual(s) causing the document
      to be delivered for filing:          HUI                     JOHN                C               ESQ.
                                           ----------------------- ------------------ -------------- --------
                                                   (LAST)               (FIRST)          (MIDDLE)    (SUFFIX)

                                           % MORSE, ZELNICK, ROSE & LANDER LLP
                                           ------------------------------------------------------------------
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

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
                                                 (STREET NAME AND NUMBER OR POST OFFICE BOX INFORMATION)

                                           405 PARK AVENUE, SUITE 1401
                                           ------------------------------------------------------------------

                                           NEW YORK                       NY       10022
                                           ---------------------------  --------  ---------------------------
                                                      (CITY)             (STATE)       (POSTAL/ZIP CODE)

                                           _____________________________  _____________________
                                              (PROVINCE-IF APPLICABLE)     (COUNTRY-IF NOT US)

      (THE DOCUMENT NEED NOT STATE THE TRUE NAME AND ADDRESS OF MORE THAN ONE INDIVIDUAL. HOWEVER, IF YOU WISH TO STATE THE NAME AND ADDRESS OF ANY ADDITIONAL INDIVIDUALS CAUSING THE DOCUMENT TO BE DELIVERED FOR FILING, MARK THIS BOX [ ] AND INCLUDE AN ATTACHMENT STATING THE NAME AND ADDRESS OF SUCH INDIVIDUALS.)

DISCLAIMER:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.

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